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                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                       ----------------------------------
                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        ---------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


             NOT APPLICABLE                                     41-0417860
   (Jurisdiction of incorporation or                        (I.R.S.  Employer
organization if not a U.S. National Bank)                   Identification No.)


         180 EAST FIFTH STREET
          ST. PAUL, MINNESOTA                                      55101
(Address of principal executive offices)                         (Zip code)

                        ---------------------------------

                               OCEAN ENERGY, INC.
               (Exact name of obligor as specified in its charter)


             DELAWARE                                            72-127752
 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                             Identification No.)

    1201 LOUISIANA, SUITE 1400
          HOUSTON,TEXAS                                         77002-5603
(Address of principal executive offices)                        (Zip code)

                       ----------------------------------

               8 3/8%SENIOR SUBORDINATED NOTES DUE 2008, SERIES B




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         1.       GENERAL INFORMATION Furnish the following information as to the Trustee.

                  (a) Name and address of each examining or supervising authority to which it is subject.

                                   Comptroller of the Currency
                                   Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                                   Yes

         2. AFFILIATIONS WITH THE OBLIGOR If the obligor is an affiliate of the Trustee, describe each such affiliation.

                                   None


                  Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

         16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility.

                  Each of the exhibits listed below, other than Exhibit 6, is incorporated herein by reference from registration numbers referenced after each exhibit below.

                  1.       Copy of Articles of Association. REGISTRATION
                           #22-27000

                  2. Copy of Certificate of Authority to Commence Business. REGISTRATION #22- 27000


                  3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument). REGISTRATION #22-27000

                  4.       Copy of existing By-Laws. REGISTRATION #22-27000


                  5.       Copy of each Indenture referred to in Item 4. N/A.

                  6.       The consents of the Trustee required by Section 321
                           (b) of the Act.

                  7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority. REGISTRATION #333-53211



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                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested on the 27th day of Aug., 1998.


                                          U.S. BANK TRUST NATIONAL ASSOCIATION

[SEAL]                                        /s/ PATRICIA M. PETERS
                                          -------------------------------------
                                                  Patricia M. Peters
                                                  Assistant Vice President

/s/ COLLEEN A. CARWIN
-------------------------------
Colleen A. Carwin
Assistant Secretary







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                                      NOTE


         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, on the ____ day of ___________, 1998.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION

[SEAL]

                                                    /s/ PATRICIA M. PETERS
                                                    ----------------------
                                                    Patricia M. Peters
                                                    Assistant Vice President


/s/ COLLEEN A. CARWIN
---------------------
Colleen A. Carwin
Assistant Secretary








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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   Aug. 27, 1998


                                           U.S. BANK TRUST NATIONAL ASSOCIATION


                                              /s/ PATRICIA M. PETERS
                                           -------------------------------------
                                                  Patricia M. Peters
                                                  Assistant Vice President






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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   __________  ____, 1998


                                           U.S. BANK TRUST NATIONAL ASSOCIATION


                                                 /s/ Patricia M. Peters
                                                 ----------------------
                                                 Patricia M. Peters
                                                 Assistant Vice President